Exhibit 99.1

OpenText Reports First Quarter Fiscal Year 2016 Financial Results

•	Non-GAAP-based Operating Margin was 34%

•	Blue Carbon To Be Unveiled at Enterprise World; Enters Beta this Quarter

•	Total Revenue Was $434.5 Million, Down 4%; in CC*, Up 3%
Waterloo, ON, October 28, 2015 - Open Text Corporation (NASDAQ: OTEX) (TSX: OTC) announced today its financial results for the first quarter ended September 30, 2015.
“Fiscal 2016 will be a transformative year for OpenText. Digitalization enables customers to create a better way to work, and project Blue Carbon is the enabling platform. I am pleased to confirm project Blue Carbon will be available in Beta this quarter and unveiled at our annual user conference Enterprise World, taking place November 8 to 13, 2015,” said OpenText CEO Mark J. Barrenechea.

Barrenechea further added, “As for Fiscal Q1 results, due to the strength of the US Dollar, foreign currency volatility continued to have a significant impact on our results in the quarter, negatively impacting total revenue by $34M. In constant currency, total revenue grew 3%, and recurring revenue grew 4%. We remain confident in our 2020 target model of adjusted operating margins between 34% to 38%.”
Financial Highlights for Q1 FY16 with Year Over Year Comparisons (1)

Summary of Quarterly Results
	Q1 FY16	Q1 FY15	$ Change	% Change		Q1 FY16 in CC*	% Change in CC*
Revenues: (in millions)
Cloud services and subscriptions	$147.8	$154.1	($6.3)	(4.1)%		$156.3	1.4%
Customer support	185.7	183.9	1.8	1.0%		200.7	9.1%
Professional service and other	49.7	57.6	(7.9)	(13.7)%		55.1	(4.3%)
Total Recurring revenues	$383.2	$395.6	($12.4)	(3.1)%		$412.1	4.2%
License	51.3	58.2	(6.9)	(11.8)%		56.0	(3.8%)
Total revenues	$434.5	$453.8	($19.3)	(4.2)%		$468.1	3.2%
Non-GAAP-based operating margin (2)	34.1%	34.3%	n/a	(20)	bps	33.6%
GAAP-based operating margin	17.6%	22.7%	n/a	(510)	bps
Non-GAAP-based EPS, diluted (2)	$0.84	$0.97	($0.13)	(13.4)%		$0.90	(7.2%)
GAAP-based EPS, diluted	$0.34	$0.53	($0.19)	(35.8)%
Operating cash flows (in millions)	$92.7	$138.5	($45.8)	(33.1)%

"I am really pleased with our adjusted operating margin performance this quarter. The results reflect the execution of the restructuring actions announced in May and our ongoing focus on cost containment. It is a positive start and provides a solid base to deliver on our annual operating plan," said OpenText CFO John Doolittle.

*CC: Constant currency for this purpose is defined as the current period reported revenues/expenses/earnings represented at the prior comparative period's foreign exchange rate.

Quarterly Business Highlights

•	11 customer transactions over $1 million, 6 cloud contract signings in the OpenText Cloud and 5 on-premises

•	Financial, technology, and services industries saw the most demand

•	Cloud customer successes in the quarter include Bestop Inc, Molson Coors Brewing Company and PayFlex

•	On-premises customer successes in the quarter include R-pharm, CTAC, Tata Steel Nederland B.V., United States Department Of State, Thomson Reuters Corporation, EDM Group and Solenis

•	OpenText signs definitive agreement to acquire Daegis Inc.

•	OpenText Enterprise World 2015 enables the next generation of digital companies; Mark J. Barrenechea and Mike Myers to keynote

•	OpenText announces new global partner program to enable the digital world

•	OpenText digital asset management integrates with SAP® hybris® solutions to deliver the future of customer experience and engagement

•	OpenText delivers Big Data Analytics in the OpenText Cloud

•	New report names OpenText as a leader in ECM business content services

•	OpenText named a leader in Gartner’s Magic Quadrant for Web Content Management

Dividend Program Highlights

Cash Dividend
As part of our quarterly, non cumulative cash dividend program the Board declared on October 28, 2015 a cash dividend of $0.20 per Common Share. The record date for this dividend is November 27, 2015 and the payment date is December 18, 2015. Future declarations of dividends and the establishment of future record and payment dates are subject to the final determination and discretion of our Board of Directors.

Investor and Analyst Day at Enterprise World 2015

Institutional investors and financial analysts are invited to join us for our Investor and Analyst Day on Wednesday, November 11, 2015 at the MGM Grand Hotel in Las Vegas, Nevada. The event takes place in conjunction with our 17th annual user conference Enterprise World. To register, please contact Sonya Mehan, Senior Manager, Investor Relations at smehan@opentext.com.

Summary of Quarterly Results
	Q1 FY16	Q4 FY15	Q1 FY15	% Change (Q1 FY16 vs Q4 FY15)		% Change (Q1 FY16 vs Q1 FY15)
Revenue (million)	$434.5	$482.7	$453.8	(10.0)%		(4.2)%
GAAP-based gross margin	67.8%	68.8%	67.6%	(100)	bps	20	bps
GAAP-based operating margin	17.6%	17.1%	22.7%	50	bps	(510)	bps
GAAP-based EPS, diluted	$0.34	$0.56	$0.53	(39.3)%		(35.8)%
Non-GAAP-based gross margin (2)	72.6%	73.6%	71.8%	(100)	bps	80	bps
Non-GAAP-based operating margin (2)	34.1%	30.8%	34.3%	330	bps	(20)	bps
Non-GAAP-based EPS, diluted (2)	$0.84	$0.87	$0.97	(3.4)%		(13.4)%

Conference Call Information

The public is invited to listen to the earnings conference call today at 5:00 p.m. ET (2:00 p.m. PT) by dialing 1-800-319-4610 (toll-free) or +1-604-638-5340 (international). Please dial-in 15 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at http://investors.opentext.com/events.cfm .

A replay of the call will be available beginning October 28, 2015 at 7:00 p.m. ET through 11:59 p.m. November 11, 2015 and can be accessed by dialing 1-855-669-9658 (toll-free) or +1-604-674-8052 (international) and using passcode 1469 followed by the number sign.

Please see below note (2) for a reconciliation of non-U.S. GAAP-based financial measures used in this press release, to U.S. GAAP-based financial measures.

About OpenText
OpenText is the largest independent software provider of Enterprise Information Management (EIM). For more information please visit www.opentext.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the focus of Open Text Corporation (“OpenText” or “the Company”) in Fiscal 2016 on growth in earnings and cash flows, creating value through investments in broader Enterprise Information Management (EIM) capabilities, distribution, the Company's presence in the cloud and in growth markets, its financial condition, results of operations and earnings, ongoing tax matters, purchases of common shares by OpenText pursuant to the NCIB, declaration of quarterly dividends, and other matters, may contain words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", "may", "could", "would", "might", "will" and variations of these words or similar expressions are considered forward-looking statements or information under applicable securities laws. In addition, any information or statements that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking, and based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors and assumptions that may cause the actual results, performance or achievements to differ materially. Such factors include, but are not limited to: (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products and services to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products and services to be realized by customers; (viii) the demand for the Company's products and services and the extent of deployment of the Company's products and services in the EIM marketplace; and (ix) the Company's financial condition and capital requirements. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder; (iii) the risks associated with bringing new products and services to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company's customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the final determination of litigation, tax audits and other legal proceedings; (viii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (ix) the continuous commitment of the Company's customers; and (x) demand for the Company's products. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

United States:

Greg Secord
Vice President, Investor Relations
Open Text Corporation
San Francisco: 415-963-0825
gsecord@opentext.com

Canada:

Sonya Mehan
Senior Manager, Investor Relations
Open Text Corporation
Waterloo: 519-888-7111 ext. 2446
smehan@opentext.com

Copyright ©2015 Open Text Corporation. OpenText is a trademark or registered trademark of Open Text SA and/or Open Text ULC. The list of trademarks is not exhaustive of other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text SA or other respective owners. All rights reserved. For more information, visit: http://www.opentext.com/2/global/site-copyright.html_SKU.

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of U.S. dollars, except share data)

	September 30, 2015	June 30, 2015
	(unaudited)
ASSETS
Cash and cash equivalents	$690,785	$699,999
Short-term investments	18,022	11,166
Accounts receivable trade, net of allowance for doubtful accounts of $5,437 as of September 30, 2015 and $5,987 as of June 30, 2015	233,947	284,131
Income taxes recoverable	20,000	21,151
Prepaid expenses and other current assets	47,099	53,191
Deferred tax assets	31,250	30,711
Total current assets	1,041,103	1,100,349
Property and equipment	163,179	160,419
Goodwill	2,161,592	2,161,592
Acquired intangible assets	631,791	679,479
Deferred tax assets	150,861	155,411
Other assets	74,570	85,576
Deferred charges	33,501	37,265
Long-term income taxes recoverable	8,393	8,404
Total assets	$4,264,990	$4,388,495
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$189,329	$241,370
Current portion of long-term debt	8,000	8,000
Deferred revenues	323,470	358,066
Income taxes payable	15,996	17,001
Deferred tax liabilities	71	997
Total current liabilities	536,866	625,434
Long-term liabilities:
Accrued liabilities	29,579	34,682
Deferred credits	11,796	12,943
Pension liability	55,737	56,737
Long-term debt	1,578,000	1,580,000
Deferred revenues	27,542	28,223
Long-term income taxes payable	151,306	151,484
Deferred tax liabilities	64,066	69,185
Total long-term liabilities	1,918,026	1,933,254
Shareholders' equity:
Share capital
121,351,776 and 122,293,986 Common Shares issued and outstanding at September 30, 2015 and June 30, 2015, respectively; Authorized Common Shares: unlimited	806,424	808,010
Additional paid-in capital	132,733	126,417
Accumulated other comprehensive income	51,884	51,828
Retained earnings	838,494	863,015
Treasury stock, at cost (625,725 shares at September 30, 2015 and 625,725 at June 30, 2015, respectively)	(19,986)	(19,986)
Total OpenText shareholders' equity	1,809,549	1,829,284
Non-controlling interests	549	523
Total shareholders' equity	1,810,098	1,829,807
Total liabilities and shareholders' equity	$4,264,990	$4,388,495

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)
(unaudited)

	Three Months Ended September 30,
	2015	2014
Revenues:
License	$51,331	$58,195
Cloud services and subscriptions	147,790	154,053
Customer support	185,667	183,906
Professional service and other	49,747	57,633
Total revenues	434,535	453,787
Cost of revenues:
License	2,681	2,997
Cloud services and subscriptions	58,916	59,577
Customer support	20,508	22,963
Professional service and other	38,064	43,197
Amortization of acquired technology-based intangible assets	19,883	18,206
Total cost of revenues	140,052	146,940
Gross profit	294,483	306,847
Operating expenses:
Research and development	46,440	44,742
Sales and marketing	77,945	81,041
General and administrative	35,569	35,743
Depreciation	12,914	12,242
Amortization of acquired customer-based intangible assets	27,805	25,884
Special charges	17,337	4,169
Total operating expenses	218,010	203,821
Income from operations	76,473	103,026
Other expense, net	(4,913)	(9,873)
Interest and other related expense, net	(19,046)	(11,099)
Income before income taxes	52,514	82,054
Provision for income taxes	11,202	17,402
Net income for the period	$41,312	$64,652
Net income attributable to non-controlling interests	(26)	(26)
Net income attributable to OpenText	$41,286	$64,626
Earnings per share—basic attributable to OpenText	$0.34	$0.53
Earnings per share—diluted attributable to OpenText	$0.34	$0.53
Weighted average number of Common Shares outstanding—basic	122,160	121,918
Weighted average number of Common Shares outstanding—diluted	122,640	122,861
Dividends declared per Common Share	$0.2000	$0.1725

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended September 30,
	2015	2014
Net income for the period	$41,312	$64,652
Other comprehensive income—net of tax:
Net foreign currency translation adjustments	1,723	3,105
Unrealized gain (loss) on cash flow hedges:
Unrealized loss	(3,390)	(2,900)
Loss reclassified into net income	512	53
Actuarial gain (loss) relating to defined benefit pension plans:
Actuarial gain (loss)	1,113	(3,118)
Amortization of actuarial loss into net income	83	121
Unrealized gain on short-term investments	15	—
Unrealized loss on marketable securities (Actuate)	—	(494)
Total other comprehensive income (loss), net, for the period	56	(3,233)
Total comprehensive income	41,368	61,419
Comprehensive income attributable to non-controlling interests	(26)	(26)
Total comprehensive income attributable to OpenText	$41,342	$61,393

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended September 30,
	2015	2014
Cash flows from operating activities:
Net income for the period	$41,312	$64,652
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	60,602	56,332
Share-based compensation expense	6,533	4,449
Excess tax expense (benefits) on share-based compensation expense	216	(395)
Pension expense	1,167	1,220
Amortization of debt issuance costs	1,156	1,143
Amortization of deferred charges and credits	2,617	2,631
Deferred taxes	(4,184)	(1,545)
Changes in operating assets and liabilities:
Accounts receivable	52,106	55,543
Prepaid expenses and other current assets	5,834	(149)
Income taxes	3,797	17,806
Accounts payable and accrued liabilities	(48,322)	(34,139)
Deferred revenue	(32,393)	(26,755)
Other assets	2,281	(2,262)
Net cash provided by operating activities	92,722	138,531
Cash flows from investing activities:
Additions of property and equipment	(17,197)	(30,235)
Proceeds from maturity of short-term investments	2,255	—
Purchase of Actuate Corporation, net of cash acquired	(7,701)	—
Purchase of Informative Graphics Corporation Corporation, net of cash acquired	(88)	—
Purchase of ICCM Professional Services Limited, net of cash acquired	(2,027)	—
Purchase consideration for prior period acquisitions	—	(222)
Other investing activities	(926)	(7,374)
Net cash used in investing activities	(25,684)	(37,831)
Cash flows from financing activities:
Excess tax (expense) benefits on share-based compensation expense	(216)	395
Proceeds from issuance of Common Shares	5,252	7,099
Common Shares repurchased	(50,026)	—
Repayment of long-term debt	(2,000)	(13,417)
Debt issuance costs	—	(183)
Payments of dividends to shareholders	(23,312)	(21,045)
Net cash used in financing activities	(70,302)	(27,151)
Foreign exchange loss on cash held in foreign currencies	(5,950)	(8,953)
Increase (decrease) in cash and cash equivalents during the period	(9,214)	64,596
Cash and cash equivalents at beginning of the period	699,999	427,890
Cash and cash equivalents at end of the period	$690,785	$492,486

Notes

(1)	All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with U.S. GAAP, the Company provides certain financial measures that are not in accordance with U.S. GAAP (non-GAAP).These non-GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of these non-GAAP financial measures both in its reconciliation to the U.S. GAAP financial measures and its consolidated financial statements, all of which should be considered when evaluating the Company's results.

The Company uses these non-GAAP financial measures to supplement the information provided in its consolidated financial statements, which are presented in accordance with U.S. GAAP. The presentation of non-GAAP financial measures are not meant to be a substitute for financial measures presented in accordance with U.S. GAAP, but rather should be evaluated in conjunction with and as a supplement to such U.S. GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the U.S. GAAP measures with certain non-GAAP measures defined below.
Non-GAAP-based net income and non-GAAP-based EPS are calculated as net income or net income per share on a diluted basis, excluding, the amortization of acquired intangible assets, other income (expense), share-based compensation, and special charges, all net of tax. Non-GAAP-based gross profit is the arithmetical sum of GAAP-based gross profit and the amortization of acquired technology-based intangible assets. Non-GAAP-based gross margin is calculated as non-GAAP-based gross profit expressed as a percentage of revenue. Non-GAAP-based income from operations is calculated as income from operations, excluding, the amortization of acquired intangible assets, special charges (recoveries), and share-based compensation. Non-GAAP-based operating margin is calculated as non-GAAP-based income from operations expressed as a percentage of revenue.
The Company's management believes that the presentation, of the above defined non-GAAP financial measures, provides useful information to investors because they portray the financial results of the Company before the impact of certain non-operational charges. The use of the term “non-operational charge” is defined for this purpose as an expense that does not impact the ongoing operating decisions taken by the Company's management and is based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company's management excludes certain items from its analysis, including amortization of acquired intangible assets, special charges (recoveries), share-based compensation, other income (expense), and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under U.S. GAAP.
The Company believes the provision of supplemental non-GAAP measures allow investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of OpenText's performance or expected performance of future operations and facilitates period-to-period comparison of operating performance (although prior performance is not necessarily indicative of future performance). As a result, the Company considers it appropriate and reasonable to provide, in addition to U.S. GAAP measures, supplementary non-GAAP financial measures that exclude certain items from the presentation of its financial results in this press release.
The following charts provide (unaudited) reconciliations of U.S. GAAP-based financial measures to non-U.S. GAAP-based financial measures for the following periods presented:

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended September 30, 2015. (In thousands except for per share amounts)
	Three Months Ended September 30, 2015
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services and subscriptions	$58,916		$(281)	(1)	$58,635
Customer support	20,508		(158)	(1)	20,350
Professional service and other	38,064		(453)	(1)	37,611
Amortization of acquired technology-based intangible assets	19,883		(19,883)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	294,483	67.8%	20,775	(3)	315,258	72.6%
Operating expenses
Research and development	46,440		(752)	(1)	45,688
Sales and marketing	77,945		(3,115)	(1)	74,830
General and administrative	35,569		(1,774)	(1)	33,795
Amortization of acquired customer-based intangible assets	27,805		(27,805)	(2)	—
Special charges (recoveries)	17,337		(17,337)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	76,473	17.6%	71,558	(5)	148,031	34.1%
Other income (expense), net	(4,913)		4,913	(6)	—
Provision for (recovery of) income taxes	11,202		14,569	(7)	25,771
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	41,286		61,902	(8)	103,188
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.34		$0.50	(8)	$0.84

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 21% and a non-GAAP-based tax rate of 20%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, special charges and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total “adjusted expenses”). In arriving at our non-GAAP-based tax rate of 20%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended September 30, 2015
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$103,188	$0.84
Less:
Amortization	47,688	0.39
Share-based compensation	6,533	0.05
Special charges (recoveries)	17,337	0.14
Other (income) expense, net	4,913	0.04
GAAP-based provision for (recovery of) income taxes	11,202	0.09
Non-GAAP based provision for income taxes	(25,771)	(0.21)
GAAP-based net income, attributable to OpenText	$41,286	$0.34

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended June 30, 2015. (In thousands except for per share amounts)
	Three Months Ended June 30, 2015
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services and subscriptions	$58,424		$(252)	(1)	$58,172
Customer support	23,578		(200)	(1)	23,378
Professional service and other	42,743		(421)	(1)	42,322
Amortization of acquired technology-based intangible assets	22,454		(22,454)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	331,998	68.8%	23,327	(3)	355,325	73.6%
Operating expenses
Research and development	52,357		(665)	(1)	51,692
Sales and marketing	104,443		(2,508)	(1)	101,935
General and administrative	41,766		(2,061)	(1)	39,705
Amortization of acquired customer-based intangible assets	28,741		(28,741)	(2)	—
Special charges (recoveries)	8,791		(8,791)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	82,510	17.1%	66,093	(5)	148,603	30.8%
Other income (expense), net	690		(690)	(6)	—
Provision for (recovery of) income taxes	(3,763)		27,272	(7)	23,509
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	68,804		38,131	(8)	106,935
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.56		$0.31	(8)	$0.87

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax recovery rate of approximately 6% and a non-GAAP-based tax rate of 18%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, special charges and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total “adjusted expenses”). In arriving at our non-GAAP-based tax rate of 18%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended June 30, 2015
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$106,935	$0.87
Less:
Amortization	51,195	0.42
Share-based compensation	6,107	0.05
Special charges (recoveries)	8,791	0.07
Other (income) expense, net	(690)	(0.01)
GAAP-based provision for (recovery of) income taxes	(3,763)	(0.03)
Non-GAAP based provision for income taxes	(23,509)	(0.19)
GAAP-based net income, attributable to OpenText	$68,804	$0.56

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the three months ended September 30, 2014. (In thousands except for per share amounts)
	Three Months Ended September 30, 2014
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues:
Cloud services and subscriptions	$59,577		$(213)	(1)	$59,364
Customer support	22,963		(174)	(1)	22,789
Professional service and other	43,197		(263)	(1)	42,934
Amortization of acquired technology-based intangible assets	18,206		(18,206)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	306,847	67.6%	18,856	(3)	325,703	71.8%
Operating expenses
Research and development	44,742		(563)	(1)	44,179
Sales and marketing	81,041		(2,074)	(1)	78,967
General and administrative	35,743		(1,162)	(1)	34,581
Amortization of acquired customer-based intangible assets	25,884		(25,884)	(2)	—
Special charges (recoveries)	4,169		(4,169)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	103,026	22.7%	52,708	(5)	155,734	34.3%
Other income (expense), net	(9,873)		9,873	(6)	—
Provision for (recovery of) income taxes	17,402		8,606	(7)	26,008
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	64,626		53,975	(8)	118,601
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.53		$0.44	(8)	$0.97

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 21% and a non-GAAP-based tax rate of 18%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, special charges and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total “adjusted expenses”). In arriving at our non-GAAP-based tax rate of 18%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended September 30, 2014
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$118,601	$0.97
Less:
Amortization	44,090	0.36
Share-based compensation	4,449	0.04
Special charges (recoveries)	4,169	0.03
Other (income) expense, net	9,873	0.08
GAAP-based provision for (recovery of) income taxes	17,402	0.14
Non-GAAP based provision for income taxes	(26,008)	(0.21)
GAAP-based net income, attributable to OpenText	$64,626	$0.53

(3)	The following tables provide a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three months ended September 30, 2015 and 2014:

	Three Months Ended September 30, 2015		Three Months Ended September 30, 2014
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	23%	14%	25%	15%
GBP	9%	8%	9%	9%
CAD	4%	13%	5%	13%
USD	54%	49%	49%	45%
Other	10%	16%	12%	18%
Total	100%	100%	100%	100%

*Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and special charges